SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 13, 2006

friendlyway Corporation
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-20317 COMMISSION FILE NUMBER 1255 Battery Street, Suite 200, San Francisco, California (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	88-0270266 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 94111 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (415) 288-3333

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 4.02   Change in Registrant’s Certifying Accountants

On December 20, 2005, the registrant, friendlyway Corporation (“the Company”) appointed the accounting firm of Lopez, Blevins, Bork & Associates, LLP to serve as the Company’s certifying accountants.

On December 12, 2005, Asher and Company, Ltd. advised the registrant, friendlyway Corporation, that the firm will resign as the Company's auditors.

The reports of Asher and Company, Ltd. on the Company's financial statements for the past two fiscals years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

There were no disagreements with Asher and Company, Ltd. on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Asher and Company, Ltd., would have caused Asher and Company, Ltd. to make reference to the subject matter of the disagreements in connection with its report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Letter dated December 26, 2005 to Securities and Exchange Commission from Asher and Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

friendlyway Corporation

Date: February 13, 2006	By:	/s/ Henry Lo
Henry Lo
Chief Financial Officer

December 26, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-7561

Dear Sirs/Madams:

We have read Item 4.02 of friendlyway Corporation’s Form 8-K dated December 23, 2005 (attached), and have the following comments:

1.	We agree with the statements made in paragraphs 3 and 4.

2.
We disagree with the statement made in paragraph 2. On December 12, 2005, we advised the Board of Directors of friendlyway Corporation (“registrant”) that we resigned as the independent registered public accounting firm of the registrant effective immediately.

3.	We have no basis on which to agree or disagree with the statement made in paragraph 1.

Yours truly,

/s/Asher & Company, Ltd.